UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2010

Exact Name of Registrant as
Specified in its Charter, State of
Incorporation, Address of
Commission	Principal Executive Offices and	IRS Employer
File Number	Telephone Number	Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
The “Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010” passed by Congress does not include an extension of the tax credit for the production and sale of “steel industry fuel” (SIF) beyond December 31, 2010. DTE Energy Company’s (“DTE Energy”) early outlook for its 2011 operating earnings per share guidance of $3.40-$3.80 was based, in part, on the SIF tax credit being extended through December 31, 2011 at an expected value of $0.12 to $0.15 per share. DTE Energy management is working on opportunities to offset this earnings impact and is still targeting the $3.60 per share midpoint of 2011 operating earnings guidance. DTE Energy plans to provide an update to 2011 operating earnings guidance in early 2011.
In this filing, DTE Energy discusses 2011 operating earnings guidance. It is likely that certain items that impact the company’s 2011 reported results will be excluded from operating results. Reconciliations to the comparable 2011 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s 2009 Form 10-K and 2010 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy that discuss important factors that could cause DTE Energy’s actual results to differ materially. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2010
DTE ENERGY COMPANY (Registrant)
/s/ N. A. Khouri
N. A. Khouri
Vice President and Treasurer